Net Investment in Direct Financing Leases - Schedule of Net Investment in Direct Financing Leases (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Leases [Abstract]
Total minimum lease payments to be received	$ 50,315	312,184	396,734
Initial direct cost	639	3,963	3,963
Total	50,954	316,147	400,697
Unearned income	(6,666)	(41,360)	(72,416)
Net investment in direct finance leases	44,288	274,787	328,281
Current	23,185	143,853	128,814
Non-current	$ 21,103	130,934	199,467